UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2010 (May 6, 2010)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code )
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
SIGNATURE

Item 5.07 Submission of Matters to a Vote of Security Holders.
Gibraltar Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 6, 2010 (the “2010 Annual Meeting”) in Buffalo, New York. Stockholders representing 29,076,581 shares, or 96.2%, of the common shares outstanding as of the March 19, 2010 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Company’s 2010 Annual Meeting. Final voting results are shown below.
Proposal 1 — Election of Directors
William J. Colombo and Gerald S. Lippes were elected as Class II Directors to hold office for a term expiring in 2013, based upon the following votes:

	Votes Cast		Broker
Director	For	Votes withheld	Non-Votes
William J. Colombo	13,241,694	13,896,693	1,938,194
Gerald S. Lippes	22,530,105	4,608,282	1,938,194
Proposal 2 — Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company’s Independent Public Accounting Firm for the year ending December 31, 2010 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain
29,043,702	12,553	20,326

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: May 7, 2010	By:	/s/ Kenneth W. Smith
Kenneth W. Smith Senior Vice President and Chief Financial Officer